ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT
                    ----------------------------------------
     THIS ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT, dated as of the 18th day of September, 2002, from WORLDWIDE MEDICAL CORPOATION., a Delaware (the "PLEDGOR"), in favor of ZIEGLER HEALTHCARE FUND I, L.P., a Delaware limited partnership ("LENDER").
                                R E C I T A L S:
                                ----------------
     A. Pledgor has requested a loan from the Lender in the principal amount of One Million Six Hundred Fifty Thousand and No/100 Dollars ($1,650,000.00) (the "LOAN"). The Loan is evidenced by, among other things, a Loan Agreement between Lender and the Borrower of even date herewith (as the same may hereafter be amended, the "LOAN AGREEMENT");

     B. Under the terms of the Loan Agreement, Pledgor is required to establish and maintain a separate deposit account and deposit Four Hundred Sixteen Thousand Six Hundred Sixty Six Dollars ($416,666) of the proceeds of the Loan into such deposit account immediately after the Closing of the Loan;

     C. As more particularly set forth in this Agreement, under the terms of the Loan Agreement, Lender further requires Pledgor to assign and pledge such account to Lender as security for the Loan Obligations (as defined in the Loan Agreement); and

     D. All capitalized terms used herein but not defined herein, shall have the meanings set forth in the Loan Agreement.

     NOW,  THEREFORE,  the  parties  agree  as  follows:

1.     ESTABLISHMENT  OF DEPOSIT ACCOUNT.  Pledgor has agreed to secure the Loan
       ---------------------------------
Obligations by the establishment and pledge of a deposit account in the amount of $416,666. Such deposit shall be made with a bank or financial institution acceptable to Lender (such bank or financial institution is referred to herein, together with any successor financial institution, as the "BANK") and shall be held in the name of Pledgor in a segregated account (which funds, together with interest from time to time earned are referred to herein as the "PLEDGED
FUNDS"). Such account must be segregated from any other funds, and will not be placed with a bank or financial institution to which Pledgor has any debt or other obligation, whether primary or secondary, fixed or contingent and Pledgor will not hereafter become indebted to Bank. The account into which Pledged Funds are placed is herein referred to as the "DEPOSIT ACCOUNT."

2.     INVESTMENT  OF  FUNDS.  The  Pledged Funds may be invested and reinvested
       ---------------------
from time to time in an interest-bearing deposit account of Bank, with interest accruing at the rate Bank pays from time to time on overnight deposits provided such investments cannot be such as would result in the loss of principal or the loss of Lender's first-priority pledge and security interest in the Pledged Funds. All interest which shall accrue on the Pledged Funds shall remain in the Deposit Account but may be disbursed to Pledgor periodically provided that there is no outstanding Event of Default pursuant to the Loan Agreement and any such withdrawal is done in accordance with the procedures set forth in Section 3.
                                                                      ----------

3.     WITHDRAWL  OF  PLEDGED  FUNDS.     Any or all of the Pledged Funds may be
       ------------------------------
withdrawn  only  upon  satisfaction  of  the  following  two  conditions:

(a) Delivery by Pledgor to Lender of a certificate signed by and executive officer of Pledgor certifying that such funds to be withdrawn are to be used (i) exclusively to obtain a Distribution Agreement and identifying the third party to such potential Distribution Agreement or (ii) such other use as determined by Pledgor;

(b) Pledgor must obtain Lender's Approval of the use of such withdrawn funds as described in such certificate described in subsection (a) and

(c) Pledgor must obtain the signature of an authorized signatory of Lender in addition to an authorized signatory of Pledgor on the withdrawal slip to be delivered to Bank in connection with any such withdrawal of Pledged Funds.

4.     GRANT OF SECURITY INTEREST.  In order to secure the Loan Obligations, the
       --------------------------
Pledgor hereby assigns, sells, transfers, pledges, sets over and delivers to the Lender and grants Lender a security interest in the Pledged Funds then held on deposit with the Bank in the Deposit Account, including all accrued interest thereon, together with all certificates or other writings now or hereafter issued by the Bank as evidence thereof. Pledgor authorizes Lender to file such financing statements in such jurisdictions as Lender deems appropriate in the name of Pledgor as debtor describing the Pledged Funds and Deposit Account as collateral.

5.     PAYMENT  UPON  DEFAULT.  Upon  the  occurrence  of  any  Event of Default
       ----------------------
pursuant to the Loan Agreement, the Lender may, and is hereby authorized, in Lender's sole discretion, to require that Bank pay all Pledged Funds (including interest earned by not yet disbursed to Pledgor) to the Lender , and Lender may apply all or any portion of the Pledged Funds in full or partial payment of the Loan Obligations, whether or not then due, in such order, manner, and extent as the Lender may elect, including but not limited to, the performance of any of the Pledgor's covenants under the Loan Agreement or other Loan Documents.

6.     REPRESENTATIONS  AND  WARRANTIES.  The  Pledgor  hereby  represents  and
       --------------------------------
warrants that the Pledgor has full power and authority to pledge the Pledged Funds in the Deposit Account to the Lender, and that the Pledged Funds in the Deposit Account are free and clear of all liens and encumbrances of any nature whatsoever (other than the assignment, pledge and security interest created hereby), and Pledgor will not permit any further encumbrance upon the Pledged Funds in the Deposit Account to exist without Lender's prior written consent.

7.     TERMINATION  OF  ASSIGNMENT.  This is a continuing pledge and assignment,
       ---------------------------
and this Assignment shall remain in full force and effect until the earlier of the withdrawal of all of the Pledged Funds or such time as the all Loan Obligations are fully paid, at which time this Assignment shall become null and void; otherwise, it shall remain in full force and effect until proper release thereof is made in writing by the Lender.

8.     NO  WAIVERS  OR  RELEASES BY LENDER TO AFFECT ASSIGNMENT.  The Lender may
       --------------------------------------------------------
take or release any other security and may release any party primarily or secondarily liable for any obligations hereby secured, and may grant extensions, renewals, or indulgences of such Loan Obligations, or any of them, all without releasing or in any way affecting this Assignment. Lender may proceed under this Assignment without first resorting to any other collateral or making demand on any other party liable on the Loan Obligations hereby secured.

9.     SEVERABILITY.  The  provisions  of  this  Assignment  are  severable;
       ------------
inapplicability or unenforceability of any provision shall not limit or impair the operation or validity of any other provisions of this Assignment.

10.     SUCCESSORS  AND  ASSIGNS.  This  Assignment  and all representations and
        ------------------------
warranties, powers, and rights contained herein shall bind the successors and assigns of the Pledgor and shall inure to the benefit of the Lender and its successors and assigns.

11.     NOTICES.  All  notices  and  other communications provided for hereunder
        -------
shall be given at the addresses of the Pledgor and Lender as set forth in the Loan Agreement and shall be deemed received in accordance with the provisions set forth in the Loan Agreement.

12.     TAX  IDENTIFICATION NUMBER.  Pledgor's federal tax identification number
        --------------------------
is 33-0601331, and all interest accruing from time to time on the Deposit Account will be reported under such number to the Internal Revenue Service.

13.     FURTHER  ASSURANCES.  Pledgor will, at its expense, at any time and from
        -------------------
time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may reasonably request in order (a) to perfect and protect the security interest created or purported to be created hereby; (b) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Funds.

14.     CONTROLLING  LAW.  THE  VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT
        ----------------
OF THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY. THE LENDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF NEW JERSEY, AND THE PLEDGOR AGREES THAT THIS ASSIGNMENT SHALL BE HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS ASSIGNMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF PLEDGOR WITH THE STATE OF NEW JERSEY FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH STATE AND THE COUNTY OF LENDER'S PRINCIPAL PLACE OF BUSINESS. THE PLEDGOR CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE FEDERAL AND
STATE COURTS PRESIDING IN SUCH COUNTY AND STATE AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS ASSIGNMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

15.     WAIVER  OF  JURY TRIAL.  THE PLEDGOR HEREBY WAIVES ANY RIGHT THAT IT MAY
        ----------------------
HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS ASSIGNMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR
INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR PLEDGOR WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS ASSIGNMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS ASSIGNMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. PLEDGOR AGREES THAT LENDER MAY FILE A COPY OF THIS ASSIGNMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT OF PLEDGOR IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN PLEDGOR AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the day and year first above written.

                              WORLDWIDE  MEDICAL  CORPORATION,
                              a  Delaware  corporation



                              By:     /s/ Daniel G. McGuire
                                      ______________________________
                              Name:   Daniel G. McGuire
                              Title:  President

                              ZIEGLER  HEALTHCARE  FUND  I,  L.P.,
                              a  Delaware  limited  partnership


                              By:     /s/ Douglas Korey
                                      ______________________________
                              Name:   Douglas A. Korey
                              Title:  Member

                               *            *          *